UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2019

LEVI STRAUSS & CO.

(Exact name of registrant as specified in its charter)

DELAWARE	002-90139	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 BATTERY STREET

SAN FRANCISCO, CALIFORNIA 94111

(Address of principal executive offices, including zip code)

(415) 501-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.	Results of Operations and Financial Condition.

On March 11, 2019, Levi Strauss & Co. (the “Company”) filed a Registration Statement on Form S-1/A (File No. 333-229630) (the “Registration Statement”) in connection with the proposed initial public offering of its Class A common stock. The section titled “Prospectus Summary—Recent Developments” of the prospectus in the Registration Statement contains preliminary estimates of certain unaudited financial information for the three months ended February 24, 2019. A copy of the disclosure containing these preliminary estimates is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Section titled “Prospectus Summary—Recent Developments” from the Registration Statement on Form S-1/A filed by Levi Strauss & Co. on March 11, 2019.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the attached exhibit contain forward-looking statements that may differ materially from actual results. These statements, including the preliminary estimates of net revenues, net income, Adjusted EBIT and Adjusted Net Income, should not be considered in isolation or as a substitute for the Company’s full interim or annual financial statements prepared in accordance with generally accepted accounting principles in the United States. Accordingly, you should not place undue reliance on these statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the Registration Statement under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE: March 11, 2019
	By:	/s/ Gavin Brockett
	Name:	Gavin Brockett
	Title:	Senior Vice President and Global Controller
(Principal Accounting Officer and Duly Authorized Officer)